Exhibit 10.1

EXCHANGE OF NOTES FOR EQUITY AGREEMENT

This Exchange of Notes for Equity Agreement (this “Agreement”) is dated as of March 23, 2012, by and among ORAGENICS, INC., a Florida corporation (the “Company) and THE KOSKI FAMILY LIMITED PARTNERSHIP, a Texas limited partnership, the (hereinafter “KFLP” or “Purchaser”).

WHEREAS, the Company originally entered into that certain unsecured revolving credit facility with the KFLP on July 30, 2010 (the “Original Credit Facility) which was subsequently amended on January 24, 2011, February 4, 2011, June 29, 2011, December 9, 2011 and January 23, 2012, respectively (the Original Credit Facility together with the amendments thereto, the “Credit Facility”);

WHEREAS, pursuant to the Credit Facility, the Company issued twelve separate unsecured promissory notes to the KFLP as follows: (i) promissory note dated September 13, 2010, in the principal amount of $1,000,000, (ii) promissory note dated November 8, 2010, in the amount of $1,000,000, (iii) promissory note dated January 24, 2011 in the principal amount of $500,000, (iv) promissory note dated March 15, 2011 in the principal amount of $500,000, (v) promissory note dated April 5, 2011 in the principal amount of $500,000, (vi) promissory note dated May 5, 2011 in the principal amount of $500,000, (vii) promissory note dated June 3, 2011 in the principal amount of $500,000, (viii) promissory note dated July 8, 2011 in the principal amount of $500,000, (ix) promissory note dated August 1, 2011 in the principal amount of $1,000,000, (x) promissory note dated October 5, 2011 in the principal amount of $1,000,000, (xi) promissory note dated December 9, 2011 in the principal amount of $500,000, and (xii) promissory note dated January 23, 2012 in the principal amount of $750,000, in total principal indebtedness to the KFLP of $8,250,000 and with aggregate accrued interest owed by the Company to the KFLP through the date hereof of $487,011 (each a “KFLP Note” and collectively the “KFLP Notes”);

WHEREAS, the KFLP and the Company desire to exchange the KFLP Notes for Company equity consisting of (i) 6,285,619 shares of Company common stock (the “Shares”), and (ii) a warrant to acquire 1,571,405 shares of Company common stock at an exercise price of $2.00 (the “Warrant”), subject to the terms and conditions set forth in this Agreement (the “Exchange”);

WHEREAS, simultaneous with the Exchange , the Company and the KFLP are entering into a separate loan agreement pursuant to which the KFLP will provide additional secured debt financing to the Company of up to $2,500,000, which will be secured by certain of the Company’s intellectual property assets and which will provide for the issuance of warrants to the KFLP to acquire 599,520 shares of Company common stock (the “Secured Debt Financing”);

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to applicable exemptions from registration under the Securities Act of 1933, the Company and the KFLP desire to consummate the Exchange as set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as Purchaser will be deemed to be an Affiliate of Purchaser.

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Shares pursuant to Section 2.1.

“Closing Date” means the date of the Closing.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, $0.001 par value per share, and any securities into which such common stock may hereafter be reclassified.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal or other restriction.

“Material Adverse Effect” shall have the meaning ascribed to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Shares and Warrant.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” has the meaning set forth in the third “WHEREAS” clause of this Agreement.

“Transaction Documents” means this Agreement, the Warrant and any other documents or written agreements executed by the Company and the Purchaser in connection with the transactions contemplated hereunder.

“Warrant” has the meaning set forth in the third “WHEREAS” clause of this Agreement.

“Warrant Shares” means the shares of Common Stock able to be acquired from the exercise of the Warrant.

ARTICLE II

PURCHASE AND SALE

Section 2.1 Purchase and Sale of Common Stock and Warrant in Exchange of Cancellation of KFLP Notes; Closing. At the Closing, (i) the Purchaser shall purchase, and the Company shall issue and sell to the Purchaser the Shares and the Warrant in exchange for the KFLP Notes, including all accrued interest on the KFLP Notes through the date hereof, and (ii) the Credit Facility and KFLP Notes shall be deemed cancelled, terminated and of no further force or effect, without the need for further action by the Company. The Closing shall occur on March 23, 2012 at the offices of Shumaker, Loop & Kendrick, LLP, 101 Kennedy Boulevard, Suite 2800, Tampa, Florida 33602, or such other time and/or location as the parties shall mutually agree.

Section 2.2 Closing Deliveries and Conditions.

(a) At the Closing, the Company shall be obligated to deliver or cause to be delivered to the Purchaser:

(i) A duly executed signature page to this Agreement;

(ii) Instructions to the transfer agent of the Company to issue stock certificates in the name of the Purchaser evidencing the Shares being sold to the Purchaser; and

(iii) The duly executed Warrant in the form attached hereto as Exhibit A.

(b) At the Closing, the Purchaser shall deliver or cause to be delivered to the Company the following:

(i) A duly executed signature page to this Agreement; and

(ii) each of twelve (12) original KFLP Notes marked “Cancelled and Paid in Full”.

(c) At the Closing, the Company and Purchaser shall have consummated the Secured Debt Financing.

(d) All representations and warranties of the other party contained herein shall be true and correct as of the Closing Date (except for representations and warranties that speak as of a specific date, which representations and warranties must be correct as of such date), all necessary consents and waivers of third parties shall have been obtained and each party shall have performed and complied in all material respects with the covenants and conditions required by this Agreement to be performed or complied with by the party at or prior to the Closing.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of the Company. Except as otherwise set forth or disclosed in the SEC Reports or to the extent within the actual personal knowledge of Christine Koski and/or Robert Koski, the Company makes the following representations and warranties as of the date hereof to the Purchaser:

(a) Subsidiaries. Except for one direct Subsidiary in Mexico, ONIBIOTEC SAPI de C.V., which is in the process of being dissolved, the Company has no direct or indirect Subsidiaries.

(b) Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Documents, (ii) a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company, taken as a whole, or (iii) adversely impair the Company’s ability to perform fully on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (a) any applicable Blue Sky filings, (b) such as have already been obtained or such exemptive filings as are required to be made under applicable securities laws, and (c) such other filings as may be required following the Closing Date under the Securities Act, the Exchange Act and corporate law.

(f) Issuance of the Securities. The Shares and Warrant Shares are duly authorized and, the Shares and Warrant Shares, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and shall not be subject to preemptive rights or similar rights of stockholders. The Company has reserved from its duly authorized capital stock the number of Shares issuable pursuant to this Agreement and Warrant Shares issuable upon exercise of the Warrant.

(g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) is as set forth in the SEC Reports. All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance with all applicable securities laws. Except as disclosed in the SEC Reports , there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as provided in outstanding Company warrants as set forth in the SEC Reports, there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) and the issue and sale of the Company Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

(h) SEC Reports; Financial Statements.

(i) The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) of the Exchange Act, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto (together with any materials filed by the Company under the Exchange Act, whether or not required), being collectively referred to herein as the “SEC Reports” on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. True and complete copies of the SEC Reports are available at www.sec.gov.

(ii) As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(iii) The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP or may be condensed or summary statements, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(iv) All material agreements to which the Company is a party or to which the property or assets of the Company are subject are included as part of or specifically identified in the SEC Reports. The Company has no material contracts outside of the ordinary course of business. The Company is not in breach or violation of any material contract, which breach or violation would have a Material Adverse Effect.

(i) Absence of Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans and agreements.

(j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, or its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.

(k) Labor Relations. The Company is not involved in any material union labor dispute nor, to the knowledge of the Company, is any such dispute threatened. The Company believes that their relations with their employees are good. No executive officer (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company. The Company is in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, result in a Material Adverse Effect.

(l) Compliance. The Company (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator or governmental body, or (iii) is not or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in the case of clauses (i), (ii) and (iii) as would not have or reasonably be expected to result in a Material Adverse Effect.

(m) Regulatory Permits. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its current business as described in the SEC Reports, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n) Title to Assets. The Company has good and marketable title in all personal property owned by it, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. To the knowledge of the Company, any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases with which the Company is in material compliance.

(o) Patents and Trademarks. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have or reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”). The Company has not received a written notice that the Intellectual Property Rights used by the Company violates or infringes the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

(p) Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company is engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.

(q) Transactions with Affiliates and Employees. None of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

(r) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement, the Company has not taken any action that would cause any of the Purchaser to be liable for any such fees or commissions and the Company agrees to indemnify the Purchaser for any such fees or commissions.

(s) Private Placement. Assuming the accuracy of Purchaser’s representations and warranties set forth in Section 3.2 and assuming no unlawful distribution of the Securities by the Purchaser, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchaser as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the OTC-BB. Neither the Company nor any Person acting on the Company’s behalf has sold or offered to sell or solicited any offer to buy the Securities by means of any form of general solicitation or advertising. The Company has offered the Shares and Warrant for sale only to such Purchaser which it believes to be an accredited investor.

(t) Registration Rights. No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(u) Exchange Act. The Company’s Common Stock is registered pursuant to Section 12(g) of the Exchange Act and trades on the OTC-BB.

(v) Disclosure. All disclosure provided to the Purchaser regarding the Company, its business and the transactions contemplated hereby furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or its business, properties, prospects, operations or condition (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(w) Taxes. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company.

Purchaser acknowledges and agrees that the Company does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.1.

Section 3.2 Representations and Warranties of the Purchaser. Purchaser severally and not jointly represents and warrants as of the date hereof to the Company as follows:

(a) Organization; Authority. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’

rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Purchase for Own Account. The Purchaser is acquiring the Shares and Warrant as principal for its own account and not with a view to or for distributing or reselling such Shares and Warrant or any part thereof, without prejudice, however, to Purchaser’s right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Shares or Warrant pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. The Purchaser is acquiring the Shares and Warrant hereunder in the ordinary course of its business. Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares or Warrant.

(c) Purchaser Status. At the time the Purchaser was offered the Shares, it was, and at the date hereof it is an “accredited investor” as defined in Rule 501(a) under the Securities Act. The Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d) Experience of Purchaser. The Purchaser has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) Reliance on Exemptions. The Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

(f) Information. Christine Koski and Robert Koski (the “Koski’s”) are Affiliates of Purchaser and the Koski’s are each members of the Board of Directors of the Company. The Purchaser and the Koski’s have had access to all materials relating to the business, finances and operations of the Company including, without limitation, the Company’s most recent SEC Reports, that have been requested by the Purchaser or the Koski’s . The Purchaser and the Koski’s has been afforded the opportunity to ask questions of the Company and receive answers from the Company. The Purchaser and the Koski’s have requested, received and considered all information it deems relevant for Purchaser to make an informed decision to purchase the Securities. The Purchaser acknowledges and understands that its investment in the Securities involves a significant degree of risk.

(g) Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or an investment therein.

(h) Residency. The Purchaser is a resident of (or, if an entity, has its principal place of business in) the jurisdiction set forth by the Purchaser’s name on the signature of this Agreement.

(i) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Purchaser to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement, the Purchaser has not taken any action that would cause the Company or any other Purchaser to be liable for any such fees or commissions and Purchaser agrees to indemnify the Company for any such fees or commissions.

(j) No General Solicitation. The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or other media or broadcast over television or radio or presented at any seminar or any other general solicitation or advertisement.

(k) Confidentiality. The Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

The Company acknowledges and agrees that the Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

Section 4.1 Transfer Restrictions.

(a) The Securities may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. The Securities shall contain a restrictive legend in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO

AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

(b) Purchaser agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is expressly predicated upon the Purchaser’s covenant and agreement in this Section 4.1(b) that the Purchaser shall in all cases sell or otherwise transfer the Securities pursuant to: (i) an effective registration statement under the Securities Act, in full compliance with all prospectus delivery requirements under the Securities Act and in accordance with the plan of distribution described in the prospectus delivered by Purchaser, or (ii) an available exemption from registration under the Securities Act.

Section 4.2 Sales by Purchaser. Purchaser covenants to sell any Securities sold by it in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act. Purchaser will not make any sale, transfer or other disposition of the Securities in violation of federal or state securities laws.

ARTICLE V

MISCELLANEOUS

Section 5.1 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the Securities and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

Section 5.2 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

Section 5.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser; provided, however, that no consent shall be required in connection with a merger, consolidation or sale of substantially all of the Company’s assets. Any Purchaser may assign any or all of its rights under this Agreement to any Person in connection with the transfer of the Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Purchaser”.

Section 5.4 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

Section 5.5 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the United States federal courts and the state courts located in the County of Hillsborough, State of Florida. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of Hillsborough, State of Florida for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto (including its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

Section 5.6 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or other electronic transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and affect as if such facsimile or other electronically transmitted signature page were an original thereof.

Section 5.7 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

Section 5.8 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

Section 5.9 Legal Counsel. The Company and KFLP acknowledge that the law firm Shumaker, Loop & Kendrick, LLP (“Shumaker”) currently represents the Company and KFLP on unrelated matters. The Company and KFLP hereby waive any potential conflict of interest arising from the representation by Shumaker and consents to the continued representation by Shumaker of the Company in connection with the matters covered by this Agreement. The KFLP further acknowledges and represents that it has had an opportunity to retain its own separate legal counsel to represent it in this matter.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AND SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Exchange of Notes for Equity Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY

ORAGENICS, INC.

By:	/s/ John N. Bonfiglio
John N. Bonfiglio, President and Chief Executive Officer

PURCHASER

THE KOSKI FAMILY LIMITED PARTNERSHIP

By:	/s/ Christine L. Koski
Christine L. Koski, Managing General Partner

Address:
3525 Turtle Creek Boulevard, Unit 19-B
Dallas, Texas 75219

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED PURSUANT TO A VALID EXEMPTION THEREFROM UNDER THE SECURITIES ACT.

Warrant No.	Date:

WARRANT TO PURCHASE SHARES OF COMMON STOCK OF ORAGENICS, INC.

THIS CERTIFIES that, for value received, The Koski Family Limited Partnership is entitled to purchase from Oragenics, Inc., a Florida corporation (the “Corporation”), subject to the terms and conditions hereof, [                    ] ([                    ]) shares (the “Warrant Shares”) of common stock, $0.001 par value (the “Common Stock”). This warrant, together with all warrants hereafter issued in exchange or substitution for this warrant, is referred to as the “Warrant” and the holder of this Warrant is referred to as the “Holder.” The Warrant is being issued pursuant to that certain Exchange of Notes for Equity Agreement between the Company and the Purchaser named therein. The number of Warrant Shares is subject to adjustment as hereinafter provided. Notwithstanding anything to the contrary contained herein, this Warrant shall expire and no longer be exercisable at 5:00 p.m. Eastern Time (ET) on third anniversary of the date at which issued (the “Termination Date”); provided further, that for the avoidance of doubt, the corporation may not accelerate the expiration date of this Warrant.

1. Exercise of Warrants.

The Holder may exercise this Warrant in whole or in part at an exercise price per share equal to two dollars ($2.00) per share, subject to adjustment as provided herein (the “Warrant Price”), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Warrant Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

2. Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

3. No Shareholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation.

4. Assignment and Transferability of Warrant. Prior to the Termination Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed for transfer.

5. Certain Adjustments. With respect to any rights that Holder has to exercise this Warrant and convert into shares of Common Stock, Holder shall be entitled to the following adjustments:

(a) Merger or Consolidation. If at any time there shall be a merger or a consolidation of the Corporation with or into another corporation when the Corporation is not the surviving corporation, then, as part of such merger or consolidation, lawful provision shall be made so that the holder hereof shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Warrant Price then in effect, the number of shares of stock or other securities or property (including cash) of the successor corporation resulting from such merger or consolidation, to which the holder hereof as the holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the holder hereof as the holder of this Warrant after the merger or consolidation.

(b) Reclassification. Recapitalization, etc. If the Corporation at any time shall, by subdivision, combination or reclassification of securities, recapitalization, automatic conversion, or other similar event affecting the number or character of outstanding shares of Common Stock, or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.

(c) Split or Combination of Common Stock and Stock Dividend. In case the Corporation shall at any time subdivide, redivide, recapitalize, split (forward or reverse) or change its outstanding shares of Common Stock into a greater number of shares or declare a dividend upon its Common Stock payable solely in shares of Common Stock, the Warrant Price shall be proportionately reduced and the number of Warrant Shares proportionately increased. Conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares, the Warrant Price shall be proportionately increased and the number of Warrant Shares proportionately reduced. Notwithstanding the foregoing, in no event will the Warrant Price be reduced below the par value of the Common Stock.

6. Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED PURSUANT TO A VALID EXEMPTION THEREFROM UNDER THE SECURITIES ACT.

7. Miscellaneous. This Warrant shall be governed by and construed in accordance with the laws of the State of Florida. All the covenants and provisions of this Warrant by or for the benefit of the Corporation shall bind and inure to the benefit of its successors and assigns hereunder. Nothing in this Warrant shall be construed to give to any person or corporation other than the Corporation and the holder of this Warrant any legal or equitable right, remedy or claim under this Warrant. This Warrant shall be for the sole and exclusive benefit of the Corporation and the holder of this Warrant. The section headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation hereof. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Corporation, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Corporation shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers under its seal, this 23rd day of March, 2012.

ORAGENICS, INC.

By:
Name:	John Bonfiglio
Title:	President and Chief Executive Officer

NOTICE OF EXERCISE

TO: ORAGENICS, INC.

The undersigned is the Holder of Warrant No.              (the “Warrant”) issued by Oragenics, Inc., a Florida Corporation (the “Company”). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

The Warrant is currently exercisable to purchase a total of              Warrant Shares.

The undersigned hereby exercises its right to purchase                      Warrant Shares pursuant to the Warrant and delivers herewith the original Warrant certificate in accordance with the terms of the Warrant and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

Payment shall take the form of lawful money of the United States.

The undersigned hereby requests that the Company issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following:

Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

Name of Holder:

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized

Signatory:

Telephone Number and E-Mail Address of Authorized
Signatory:

Date:

(Signature must conform in all respect to the name of Holder as specified on the face of the Warrant.)

ASSIGNMENT FORM

(TO ASSIGN THE FOREGOING WARRANT, EXECUTE THIS FORM AND SUPPLY REQUIRED INFORMATION. DO NOT USE THIS FORM TO EXERCISE THE WARRANT.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby sold, assigned and transferred to                                          whose address is                                                              ,                      and                                          is hereby appointed attorney to transfer said rights on the books of Oragenics, Inc., with full power of substitution in the premises.

Dated:

Holder’s
Signature:

Holder’s Address:

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.